UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2020

MDC PARTNERS INC.

(Exact name of Registrant as Specified in Its Charter)

Canada	001-13718	98-0364441
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One World Trade Center, Floor 65, New York, NY 10007
(Address of principal executive offices and zip code)

(646) 429-1800
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Subordinate Voting Shares, no par value	MDCA	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On December 21, 2020, MDC Partners Inc. (the “Company”) issued a press release announcing the Company’s entry into a Transaction Agreement with Stagwell Media LP to combine their respective businesses. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

As described in the press release, in connection with entry into the Transaction Agreement and subject to market conditions and other factors, MDC intends to conduct a consent solicitation for certain waivers and amendments to its 6.50% senior notes due 2024 (the “Notes”) necessary to consummate the business combination. MDC has entered into consent and support agreements with holders of more than 50% of the aggregate principal amount of its Notes to consent to the necessary waivers and amendments in the consent solicitation. MDC has agreed to increase the interest rate on the Notes by 1% per annum effective as of the date hereof and, if the consent solicitation is successfully conducted, to pay a consent fee of 2% to all holders of Notes, or 3% if a supplemental indenture with the waivers and amendments is executed and becomes operative and the Transaction is consummated.

In connection with the Company's entry into the Transaction Agreement, the Company will present an investor presentation to certain of the Company's shareholders and other persons. A copy of the investor presentation is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K.

The foregoing information (including Exhibit 99.1 and Exhibit 99.2 hereto) is being furnished under Item 7.01. Such information (including Exhibit 99.1 and Exhibit 99.2 hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated December 21, 2020.

99.2	Investor Presentation dated December 21, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2020

MDC Partners Inc.

By:	/s/ David Ross
David Ross
Executive Vice President and General Counsel